EXHIBIT 99.1

TOMI ENVIRONMENTAL SOLUTIONS, INC. REPORTS THIRD QUARTER FINANCIAL RESULTS

FREDERICK, MD, November 14, 2023 — TOMI Environmental Solutions, Inc.® (“TOMI”) (NASDAQ: TOMZ), a global company specializing in disinfection and decontamination utilizing its premier Binary Ionization Technology (BIT) platform through its SteraMist brand of products, today announced its financial results for the third quarter of 2023.

TOMI Chief Executive Officer, Dr. Halden Shane, stated, “During the third quarter of 2023, we continued to expand our sales channels and business development initiatives, collaborate with key customers, and diversify our product line to support our expanding customer base and increasing utilization of our SteraMist technology. While we saw a quarter over quarter decline in revenue, our revenue has grown over 5% for the nine months ended September 30, 2023, when compared to the prior year period.

“Subsequent to the close of the third quarter of 2023, we agreed to sell and issue convertible notes in a private placement in one or more closings up to an aggregate principal amount of $5,000,000. As of November 7, 2023, we sold and issued an aggregate of $2,600,000 to a group of institutional and accredited investors, most of whom are new investors in the company’s securities. The Notes contain no restrictive covenents or restrictions that may impose burdens or limitation on our operations. We intend to use the net proceeds from this offering for working capital, expansion of our existing Frederick facility and other general corporate purposes, including expanding our sales channels through the addition of distributors, outside sale representatives, internal sales staff, and external consultants.

“We continue to focus on expanding our sales channels and have made good progress this year in expanding our sales infrastructure both internally and through external partnerships, which positions us well as we close the current year and head into 2024.

We’ll continue to look to further build out our sales team and expand business development initiatives. We anticipate improved financial results in the fourth quarter and in 2024.”

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Financial Results for the Three Months Ended September 30, 2023 compared to September 30, 2022

•	Total net revenue was $1,470,000 compared to $1,760,000.

•	Gross margin was 55% compared to 61%. The decrease in gross profit was attributable to product mix in sales.

•	Operating loss was ($901,000) compared to ($654,000).

•	Net loss was ($901,000) or ($0.05) per basic and diluted share, compared to ($653,000) or ($0.03) per basic and diluted share.

•	Adjusted EBITDA was a loss of ($807,000) compared to ($571,000). A table reconciling EBITDA to the appropriate GAAP financial measure is included with the Company’s financial information below.

Financial Results for the Nine Months Ended Septmeber 30, 2023 compared to September 30, 2022

•	Total net revenue was $5,827,000 compared to $5,527,000.

•	Gross margin was 59% compared to 62%. The decrease in gross profit was attributable to product mix in sales.

•	Operating loss was ($2,178,000) compared to ($2,176,000).

•	Net loss was ($2,177,000) or ($0.11) per basic and diluted share, compared to ($2,175,000) or ($0.11) per basic and diluted share.

•	Adjusted EBITDA was a loss of ($1,746,000) compared to ($1,631,000). A table reconciling EBITDA to the appropriate GAAP financial measure is included with the Company’s financial information below.

Balance sheet highlights as of September 30, 2023

•	Cash and cash equivalents were approximately $1.4 million.

•	Working capital was $6.9 million.

•	Shareholders’ equity was $9.5 million.

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Recent Business Highlights:

•	Revenue for the nine months ended September 2023 was $5,827,000, which represents over 5% growth when compared to the prior year period.

•	SteraMist iHP Service revenue grew 59% quarter over quarter for the three months ended September 30, 2023, compared to the same prior year period.

•	Subsequent to the close of the third quarter of 2023, we issued a convertible note with an aggregate principal amount of $2,600,000 which will be used for working capital and other general corporate purposes.

•	Delivered three (3) applicator CES systems to Ragon Institute of MGH, MIT and Harvard for implementation in their research and clinical lab located in Cambridge, MA.

•	Continued collaboration with Cellares to integrate SteraMist ionized Hydrogen Peroxide (iHP) technology into a revolutionary new cell therapy manufacturing solution, the Cell Shuttle, designed and produced by Cellares.

•	Pfizer Rocky Mount engaged TOMI’s iHP service team to conduct emergency decontamination within their facility, which suffered substantial damage due to a tornado. TOMI continues to perform decontamination service twice a year at the Pfizer Rocky Mount facility.

•	Partnered with Colcom, Inc. to offer SteraMist iHP products as part of Colcom’s life sciences and healthcare portfolio of products. Colcom, Inc. is a trusted supplier of high-quality clinical and laboratory equipment with an established customer base and extensive expertise in the decontamination industry.

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Entered into an agreement with Patty Olinger, the Founder of  BEAMS, LLC who specializes in Public Health Preparedness. Patty is also a Director of Frontline Foundation dedicated to protecting American citizens from bioterror threats. In the past she was Assistant Vice President of the Office of Research Administration, and Executive Director of Environmental Health and Safety Office of Emory University Hospital System and most recently the Executive Director of Global Biorisk Advisory Council, a division of ISSA. Patty will assist in strengthening and expanding the TOMI SteraMist Network and increasing business development in the commercial market.  Patty Olinger brings over 20 years’ experience establishing executive strategic vision and direction of large institutions and companies spanning multiple industries, including higher education, not-for-profit, healthcare, consultancy, hospitality, and pharmaceutical sectors.

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•	Entered into a sales representative agreement with Universal Disinfection to better facilitate growth in the European region in the commercial, aviation, and life science markets.

•	Entered into a business development consulting agreement with DAR, Inc., a company specializing in food safety and food processing spaces, to expand TOMI’s sales channels and customer bases in the food safety markets.

•	Introduced two new products, the SteraMist Hybrid and SteraMist Transport, to support superior disinfection decontamination solutions for our growing customer base.

•	Completed a study funded by the United States Department of Agriculture (USDA) and the National Institute of Food and Agriculture (NIFA) which demonstrated SteraMist iHP as an effective treatment of deformed wing virus (DWV) contaminated hive substrates.

•	Attended and presented our SteraMist brand of products at the following tradeshows: The Experience Convention and Tradeshow, National Cancer Institute/Frederick Lab – Tech Showcase, NCAB AALAS Seminar, OR Manager, EMS World and Vizient Connections Summit.

Conference Call Information

TOMI will hold a conference call to discuss Third Quarter 2023 results at 4:30 p.m. ET today, November 14, 2023.

To participate in the call by phone, dial (877) 545-0523 approximately five minutes prior to the scheduled start time and reference the participant access code 618115 or request the "TOMI Environmental Solutions third quarter earnings call." International callers please dial (973) 528-0016. To access the live webcast or view the press release, please visit the Investor Relations section of the TOMI website or register at the following link: https://www.webcaster4.com/Webcast/Page/2262/49445.

A replay of the teleconference will be available until Tuesday, November 28, 2023, and may be accessed by dialing (877) 481-4010. International callers may dial (919) 882-2331. Callers should use replay access code: 49445. A replay of the webcast will be available for at least 90 days on the company’s website, starting approximately one hour after the completion of the call.

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TOMI™ Environmental Solutions, Inc.: Innovating for a safer world®

TOMI™ Environmental Solutions, Inc. (NASDAQ:TOMZ) is a global decontamination and infection prevention company, providing environmental solutions for indoor surface disinfection through the manufacturing, sales and licensing of its premier Binary Ionization Technology® (BIT™) platform. Invented under a defense grant in association with the Defense Advanced Research Projects Agency (DARPA) of the U.S. Department of Defense, BIT™ solution utilizes a low percentage Hydrogen Peroxide as its only active ingredient to produce a fog of ionized Hydrogen Peroxide (iHP™). Represented by the SteraMist® brand of products, iHP™ produces a germ-killing aerosol that works like a visual non-caustic gas.

TOMI products are designed to service a broad spectrum of commercial structures, including, but not limited to, hospitals and medical facilities, cruise ships, office buildings, hotel and motel rooms, schools, restaurants, meat and produce processing facilities, military barracks, police and fire departments, and athletic facilities. TOMI products and services have also been used in single-family homes and multi-unit residences.

TOMI develops training programs and application protocols for its clients and is a member in good standing with The American Biological Safety Association, The American Association of Tissue Banks, Association for Professionals in Infection Control and Epidemiology, Society for Healthcare Epidemiology of America, America Seed Trade Association, and The Restoration Industry Association.

For additional information, please visit http://www.tomimist.com/ or contact us at info@tomimist.com.

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Forward-Looking Statements

This press release contain forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, expected sales pipeline; financial performance and operating results for 2023; upcoming launch of new products; expected growth in sales and market demand; revenue opportunities of CES products and brand recognition of our products. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the impact of COVID-19 pandemic on our business and customers; our ability to maintain and manage growth and generate sales, our reliance on a single or a few products for a majority of revenues; the general business and economic conditions; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed by us with the SEC and other periodic reports we filed with the SEC. The information provided in this document is based upon the facts and circumstances known at this time. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and we undertake no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin. We define EBITDA as net income (loss), adjusted to exclude: interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP financial measure and is intended to serve as a supplement to our results provided in accordance with GAAP. We define Adjusted EBITDA as net income (loss), adjusted to exclude: interest, taxes, depreciation and amortization; stock-based compensation expense. We define Adjusted EBITDA margin as Adjusted EBITDA divided by net revenue. We believe that these historical non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to evaluate our performance internally and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. Although we believe that the use of non-GAAP financial measures enhances its investors’ understanding of its business and performance, our use of non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures and should be read in conjunction with the relevant GAAP financial measures. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. Because of these limitations, the non-GAAP financial measure used in this release should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP as set forth below. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

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TOMI ENVIRONMENTAL SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS
Current Assets:
	September 30, 2023 (Unaudited)	December 31, 2022
Cash and Cash Equivalents	$1,410,697	$3,866,733
Accounts Receivable - net	2,368,043	2,772,340
Other Receivables	164,150	164,150
Inventories	4,481,644	4,495,999
Vendor Deposits	89,860	447,052
Prepaid Expenses	442,303	388,359
Total Current Assets	8,956,697	12,134,633

Property and Equipment – net	1,138,287	1,335,331

Other Assets:
Intangible Assets – net	1,014,416	1,025,736
Operating Lease - Right of Use Asset	483,884	528,996
Other Assets	596,164	475,103
Total Other Assets	2,094,464	2,029,835
Total Assets	$12,189,448	$15,499,799

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable	$1,248,936	$1,761,750
Accrued Expenses and Other Current Liabilities	674,367	728,703
Deferred Revenue	-	699,732
Current Portion of Long-Term Operating Lease	112,460	100,282
Total Current Liabilities	2,035,763	3,290,467

Long-Term Liabilities:
Long-Term Operating Lease, Net of Current Portion	672,510	761,132
Total Long-Term Liabilities	672,510	761,132
Total Liabilities	2,708,273	4,051,599

Commitments and Contingencies	-	-

Shareholders’ Equity:
Cumulative Convertible Series A Preferred Stock; par value $0.01 per share, 1,000,000 shares authorized; 63,750 shares issued and outstanding at September 30, 2023 and December 31, 2022	638	638
Cumulative Convertible Series B Preferred Stock; $1,000 stated value; 7.5% Cumulative dividend; 4,000 shares authorized; none issued and outstanding at September 30, 2023 and December 31, 2022	-	-
Common stock; par value $0.01 per share, 250,000,000 shares authorized; 19,823,955 and 19,763,855 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively.	198,240	197,640
Additional Paid-In Capital	57,882,792	57,673,559
Accumulated Deficit	(48,600,495)	(46,423,637)
Total Shareholders’ Equity	9,481,175	11,448,200
Total Liabilities and Shareholders’ Equity	$12,189,448	$15,499,799

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TOMI ENVIRONMENTAL SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Sales, net	$1,470,019	$1,759,620	$5,826,890	$5,526,598
Cost of Sales	661,087	688,633	2,376,442	2,113,624
Gross Profit	808,932	1,070,987	3,450,448	3,412,974

Operating Expenses:
Professional Fees	207,673	106,411	456,518	391,737
Depreciation and Amortization	93,929	82,619	273,265	247,662
Selling Expenses	283,054	365,054	1,160,752	1,271,788
Research and Development	76,339	118,182	220,587	254,608
Consulting Fees	44,355	43,012	188,722	145,757
General and Administrative	1,004,618	1,009,229	3,328,726	3,277,485
Total Operating Expenses	1,709,968	1,724,507	5,628,570	5,589,037
Loss from Operations	(901,036)	(653,520)	(2,178,122)	(2,176,063)

Other Income (Expense):
Interest Income	256	370	1,264	1,048
Total Other Income (Expense)	256	370	1,264	1,048

Loss before income taxes	(900,780)	(653,150)	(2,176,858)	(2,175,015)
Provision for Income Taxes (Note 16)	-	-	-	-
Net Loss	$(900,780)	$(653,150)	$(2,176,858)	$(2,175,015)

Net income (loss) Per Common Share
Basic	$(0.05)	$(0.03)	$(0.11)	$(0.11)
Diluted	$(0.05)	$(0.03)	$(0.11)	$(0.11)

Basic Weighted Average Common Shares Outstanding	19,823,955	19,758,520	19,818,241	19,736,666
Diluted Weighted Average Common Shares Outstanding	19,823,955	19,758,520	19,818,241	19,736,666

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The following is a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:

	For The Three Months Ended		For The Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net income (loss)	$(900,781)	$(653,150)	$(2,176,859)	$(2,175,015)

Interest Income	(256)	(370)	(1,264)	(1,048)
Depreciation and Amortization	93,929	82,619	273,265	247,662
Other	-	-	-	-
EBITDA (Loss)	$(807,108)	$(570,901)	$(1,904,858)	$(1,928,401)

Equity Compensation Expense	-	-	158,833	297,766
Other	-	-	-	-
Adjusted EBITDA (Loss)	$(807,108)	$(570,901)	$(1,746,025)	$(1,630,635)

Net revenue	$1,470,019	$1,759,620	$5,826,890	$5,526,598
Adjusted EBITDA Margin	-55%	-32%	-30%	-30%

INVESTOR RELATIONS CONTACT:

John Nesbett/Roz Christian

IMS Investor Relations

tomi@imsinvestorrelations.com

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